                                                                Exhibit 10.2.6.1


                             TOYOTA DEALER AGREEMENT


           This is an Agreement between Toyota Motor Distributors, Inc. (DISTRIBUTOR), and Hudson Motors Partnership t/a Hudson Toyota (DEALER), a(n) / / individual, /X/ partnership, / / corporation. If a corporation, DEALER is duly incorporated in the State of New Jersey and doing business as HUDSON TOYOTA.

                    PURPOSES AND OBJECTIVES OF THIS AGREEMENT


           DISTRIBUTOR sells Toyota Products which are manufactured or approved by Toyota Motor Corporation (FACTORY) and imported and/or sold to DISTRIBUTOR by Toyota Motor Sales, U.S.A., Inc. (IMPORTER). It is of vital importance to DISTRIBUTOR that Toyota Products are sold and serviced in a manner which promotes consumer confidence and satisfaction and leads to increased product acceptance. Accordingly, DISTRIBUTOR has established a network of authorized Toyota dealers, operating at approved locations and pursuant to certain standards, to sell and service Toyota Products. DEALER desires to become one of DISTRIBUTOR's authorized dealers. Based upon the representations and promises of DEALER, set forth herein, DISTRIBUTOR agrees to appoint DEALER as an authorized Toyota dealer and welcomes DEALER to DISTRIBUTOR's network of authorized dealers of Toyota Products.

           This Agreement sets forth the rights and responsibilities of DISTRIBUTOR as seller and DEALER as buyer of Toyota Products. DISTRIBUTOR enters into this Agreement in reliance upon DEALER's integrity, ability, assurance of personal services, expressed intention to deal fairly with the consuming public and with DISTRIBUTOR, and promise to adhere to the terms and conditions herein. Likewise, DEALER enters into this Agreement in reliance upon DISTRIBUTOR's promise to adhere to the terms and conditions herein. DISTRIBUTOR and DEALER shall refrain from conduct which may be detrimental to or adversely reflect upon the reputation of the FACTORY, IMPORTER, DISTRIBUTOR, DEALER or Toyota Products in general. The parties acknowledge that the success of the relationship between DISTRIBUTOR and DEALER depends upon the mutual understanding and cooperation of both DISTRIBUTOR and DEALER.

 I.       RIGHTS GRANTED TO THE DEALER

          Subject to the terms of this Agreement, DISTRIBUTOR hereby grants DEALER the nonexclusive right:

          A. To buy and resell the Toyota Products identified in the Toyota Product Addendum hereto which may be periodically revised by IMPORTER;

          B. To identify itself as an authorized Toyota dealer utilizing approved signage at the location(s) approved herein;

          C. To use the name Toyota and the Toyota Marks in the advertising, promotion, sale and servicing of Toyota Products in the manner herein provided.

          DISTRIBUTOR reserves the unrestricted right to sell Toyota Products and to grant the privilege of using the name Toyota or the Toyota Marks to other dealers or entities, wherever they may be located.

 II.      RESPONSIBILITIES ACCEPTED BY THE DEALER

          DEALER accepts its appointment as an authorized Toyota dealer and agrees to:

          A. Sell and promote Toyota Products subject to the terms and conditions of this Agreement;

          B. Service Toyota Products subject to the terms and conditions of this Agreement;

          C. Establish and maintain satisfactory dealership facilities at the location(s) set forth herein; and

          D.   Make all payments to DISTRIBUTOR when due.

 III.     TERM OF AGREEMENT

          This Agreement is effective this 5th day of May, 1995, and shall continue for a period of Six (6) Years, and shall expire on May 4, 2001, unless ended earlier by mutual agreement or terminated as provided herein. This Agreement may not be continued beyond its expiration date except by written consent of DISTRIBUTOR and IMPORTER.

 IV.      OWNERSHIP OF DEALERSHIP

          This Agreement is a personal service Agreement and has been entered into by DISTRIBUTOR in reliance upon and in consideration of DEALER's representation that only the following named persons are the Owners of DEALER, that such persons will serve in the capacities indicated, and that such persons are committed to achieving the purposes, goals and commitments of this
Agreement:

          OWNER'S                                     PERCENT OF
           NAMES                    TITLE             OWNERSHIP

  DiFeo Partnership HCT, Inc.       Partner              70%
  ----------------------------      --------------    -----------
  Hudson Toyota, Inc.               Partner              30%
  ----------------------------      --------------    -----------

  ----------------------------      --------------    -----------

  ----------------------------      --------------    -----------

  ----------------------------      --------------    -----------



 V.       MANAGEMENT OF DEALERSHIP

          DISTRIBUTOR and DEALER agree that the retention of qualified management is of critical importance to satisfy the commitments made by DEALER in this Agreement. DISTRIBUTOR, therefore, enters into this Agreement in reliance upon DEALER's representation that Richard King, Jr., and no other person, will exercise the function of General Manager, be in complete charge of DEALER's operations, and will have authority to make all decisions on behalf of DEALER with respect to DEALER's operations. DEALER further agrees that the General Manager shall devote his or her full efforts to DEALER's operations.

 VI.      CHANGE IN MANAGEMENT OR OWNERSHIP

          This is a personal service contract. DISTRIBUTOR has entered into this Agreement because DEALER has represented to DISTRIBUTOR that the Owners and General Manager of DEALER identified herein possess the personal qualifications, skill and commitment necessary to ensure that DEALER will promote, sell and service Toyota Products in the most effective manner, enhance the Toyota image and increase market acceptance of Toyota Products. Because DISTRIBUTOR has entered into this Agreement in reliance upon these representations and DEALER's assurances of the active involvement of such persons in DEALER operations, any change in ownership, no matter what the share or relationship between parties, or any changes in General Manager from the person specified herein, requires the prior written consent of DISTRIBUTOR, which DISTRIBUTOR shall not unreasonably withhold.

          DEALER agrees that factors which would make DISTRIBUTOR's withholding of consent reasonable would include, without limitation, the failure of a new Owner or General Manager to meet DISTRIBUTOR'S standards with regard to financial capability, experience and success in the automobile dealership business.

 VII.     APPROVED DEALER LOCATIONS

          In order that DISTRIBUTOR may establish and maintain an effective network of authorized Toyota dealers, DEALER agrees that it shall conduct its Toyota operation only and exclusively in facilities and at locations herein designated and approved by DISTRIBUTOR. DISTRIBUTOR hereby designates and approves the following facilities as the exclusive location(s) for the sale and servicing of Toyota Products and the display of Toyota Marks:


NEW VEHICLE SALES AND SHOWROOM               USED VEHICLE DISPLAY AND SALES
585 Route 440                                599 Route 440
Jersey City, NJ  07304                       Jersey City, NJ 07304

SALES AND GENERAL OFFICE                     BODY AND PAINT
585 Route 440                                N/A
Jersey City, NJ  07304

PARTS                                        SERVICE
585 Route 440                                585 Route 440
Jersey City, NJ  07304                       Jersey City, NJ 07304

OTHER FACILITIES - STORAGE
585 Route 440
Jersey City, NJ  07304

          DEALER may not, either directly or indirectly, display Toyota Marks or establish or conduct any dealership operations contemplated by this Agreement, including the display, sale and servicing of Toyota Products, at any location or facility other than those approved herein without the prior written consent of DISTRIBUTOR. DEALER may not modify or change the usage or function of any location or facility approved herein or otherwise utilize such locations or facilities for any functions other than the approved function(s) without the prior written consent of DISTRIBUTOR.

 VIII.    PRIMARY MARKET AREA

          DISTRIBUTOR will assign DEALER a geographic area called a Primary Market Area ("PMA"). The PMA is used by DISTRIBUTOR to evaluate DEALER's performance of its obligations, among other things. DEALER agrees that it has no exclusive right to any such PMA. DISTRIBUTOR may add new dealers, relocate dealers, or adjust DEALER's PMA as it reasonably determines is necessary. DEALER's PMA is set forth on the PMA Addendum hereto.

          Nothing contained in this Agreement, with the exception of Section XIV(B), shall limit or be construed to limit the geographical area in which, or the persons to whom, DEALER may sell or promote the sale of Toyota products.

 IX.      STANDARD PROVISIONS

          The "Toyota Dealer Agreement Standard Provisions" are incorporated herein and made part of this Agreement as if fully set forth herein.

 X.       ADDITIONAL PROVISIONS

          In consideration of DISTRIBUTOR's agreement to appoint DEALER as an authorized Toyota dealer, DEALER further agrees:

          These Additional Provisions to Toyota Dealer Agreement ("Additional
Provisions") are entered into as of           , 1995 among DISTRIBUTOR, DEALER,
DIFEO PARTNERSHIP HCT, INC., a Delaware corporation (hereinafter "DP"), HUDSON TOYOTA, INC., a New Jersey corporation (hereinafter "HTI"; DP and HTI are hereinafter collectively referred to as the "Partners"), UNITED AUTO GROUP, INC., a Delaware corporation formerly known as EMCO Motor Holdings, Inc. (hereinafter "UNITED"), "21" INTERNATIONAL HOLDINGS, INC., a Delaware corporation (hereinafter "TIHI"), MARSHALL S. COGAN (hereinafter "Cogan"), SAMUEL X. DIFEO and JOSEPH C. DIFEO (hereinafter collectively the "DiFeos"), and form a part of and are incorporated into the Dealer Agreement.

                                    RECITALS

          1. DISTRIBUTOR and DEALER have entered into a Toyota Dealer Agreement (the "Dealer Agreement") dated as of _____________, 1995.

          2. The Partners are the sole partners of DEALER; UNITED is the sole shareholder of DP; TIHI is the Majority (defined below) shareholder of UNITED; Cogan is the Majority shareholder of TIHI; and the DiFeos are the sole shareholders (including ownership by related persons or entities) of HTI. For purposes of these Additional Provisions, "Majority" means direct or indirect ownership (including ownership by related persons or entities) of 66 2/3% or more of the voting power and 40% or more of the fair market value of the equity securities of the entity in question. A "related" person is an individual who is a member of the immediate family of the person in question. A related entity is (a) a corporation or partnership 80% or more of the interests in which are owned by the person in question or a related person or (b) a trust benefiting the person in question or a related person or entity. "Controlled" has the meaning given to it in Rule 405 under the Rules and Regulations of the Securities Act of 1993, as amended.

          3. UNITED, DEALER, the Partners, TIHI, Cogan and the DiFeos are hereinafter collectively referred to as the "UNITED Parties". DISTRIBUTOR and the UNITED Parties are hereinafter collectively referred to as the "Parties".

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ADDITIONAL PROVISIONS (CONTINUED)


          4. Provisions for the purposes of agreeing to be bound by the terms of these Additional Provisions, which are a part of and are incorporated into the Dealer Agreement.

          NOW THEREFORE, in consideration for the mutual agreements contained herein and in the Dealer Agreement, the Parties agree as follows:

          A.   GENERAL

          1. The Parties acknowledge that DISTRIBUTOR has been provided with copies of the Master Agreement dated as of March 11, 1992, as amended, between UNITED, DP, HTI, TIHI, DEALER, the DiFeos and others, the Partnership Agreement of DEALER dated as of October 5, 1992, the Management Agreement among DEALER, UNITED and others dated as of October 5, 1992 (the "Management Agreement") and certain other documentation relating to the relationships between the UNITED Parties and others (collectively the "Underlying Documentation"). The UNITED Parties agree that nothing contained in the Underlying Documentation will in any way be deemed to be consented to by or binding on DISTRIBUTOR, and that the legal rights and obligations between DISTRIBUTOR, on the one hand, and any of the UNITED Parties, on the other hand, will be governed exclusively by the Dealer Agreement, these Additional Provisions and any other agreements executed by both DISTRIBUTOR and DEALER in connection therewith and herewith.

          2. The UNITED Parties acknowledge and agree that if any provision of these Additional Provisions is violated in any material respect by any of the UNITED Parties, DISTRIBUTOR will have the right to terminate the Dealer Agreement on written notice to DEALER.

          B.   PROVISIONS RELATING TO THE STRUCTURE OF DEALER

          1. SINGLE PURPOSE ENTITY. DEALER will be maintained as a separate legal entity, and will not engage in any business other than operation of a Toyota dealership and activities related thereto.

          2. SINGLE PURPOSE PARTNERS. DP and HTI will be maintained as separate legal entities, and will not engage in any business other than acting as partners of DEALER and activities related thereto.

          3. NO MERGER, CONSOLIDATION, ETC. Neither DEALER nor either of the Partners will be merged with or into, or be consolidated with, or acquire substantially all of the assets of, any other entity.

          C.   PROVISIONS RELATING TO MANAGEMENT

          1. ROLE OF THE DIFEOS. Samuel X. DiFeo, Joseph C. DiFeo or both of them will remain actively involved in the management of all aspects of the operations of DEALER.

               a) Both of the DiFeos will be members of the Executive Committee, Board of Directors or other governing body of DEALER. The DiFeos will have complete control over all management decisions of DEALER or relating to DEALER, including day-to-day activities and extraordinary matters, provided, that the Executive Committee, Board of Directors or other governing body of DEALER may take part in decisions relating to extraordinary matters, including but not limited to a change in business location and a sale or liquidation of the business.

               b) The General Manager will report directly to and be responsible to the DiFeos.

               c) Subject to Section C.2., the DiFeos will at all times be the sole shareholders of HTI (including ownership by related persons or entities), and HTI will at all times own at least a 25% interest in the profits and capital of DEALER, provided, that if HTI's interest falls below 30%, any interest below 30% will be transferred to DP.

               d) DISTRIBUTOR may rely on oral or written communications and agreements from either of the DiFeos as being the binding agreements of DEALER, without any duty of DISTRIBUTOR to confirm that such communication or agreement has been approved by the Executive Committee or any other person or entity.

          2. SUCCESSORS TO THE DIFEOS. In the event that (a) neither of the DiFeos wishes to continue his role in the management of DEALER as set forth in Section C.l., (b) the DiFeos wish to cease being the sole shareholders of HTI (including ownership of related persons or entities) or (c) HTI wishes to decrease its ownership in DEALER to less than 25%, such action may be taken only with the prior written consent of DISTRIBUTOR. Such consent of DISTRIBUTOR may be conditioned on either (i) transfer of the DiFeos' management responsibilities and/or ownership interest (direct or indirect) as applicable, in DEALER to an individual or individuals approved by DISTRIBUTOR, taking into account such factors as DISTRIBUTOR deems to be relevant and are consistent with applicable laws or (ii) transfer of not less than 25% of the voting power, profits interest and capital interest in DEALER to the then General Manager of DEALER, which transfer may be accomplished by having such General Manager acquire such interest in increments of not less than 5% per year over a period of not more than 5 years.

          3.   ROLE OF THE GENERAL MANAGER.

               a) Richard King, Jr., or any subsequent General Manager of DEALER approved by DISTRIBUTOR, will serve exclusively as General Manager of DEALER on a full time basis and will not have any management responsibilities with respect to any other dealership or other business or appear as the General Manager on any automobile dealership franchise agreement other than that of DEALER.

               b) The General Manager will have responsibility for and authority with respect to the day-to-day operations of DEALER in the ordinary course of business, under the supervision of the DiFeos (subject to Section C.2.), and either the DiFeos or the General Manager will have the following authority, without the need for obtaining the prior approval of any other person:

                    (i) the authority to hire or terminate any employee of DEALER.

                    (ii)   the authority to order vehicles and other products.

                    (iii)  the authority to place advertising.

                    (iv) the authority to communicate with DISTRIBUTOR with respect to all aspects of the business of DEALER.

                    (v) the authority to approve expenditures by DEALER in the ordinary course of business in amounts of less than $50,000 per item.

                    (vi) the authority to approve capital improvements or modifications to the DEALER's facilities in amounts not to exceed $100,000 with respect to any expenditure.

          4. MEMBERSHIP OF EXECUTIVE COMMITTEE. There shall be no change in the membership of the Executive Committee, Board of Directors or other governing body of DEALER without the prior written approval of DISTRIBUTOR.

          D.   PROVISIONS RELATING TO CAPITALIZATION AND ACCOUNTING

          1. No distributions will be made by DEALER to the Partners if such distributions would cause DEALER to fail to meet any of DISTRIBUTOR's capitalization guidelines, including but not limited to net working capital requirements.

          2. The operations and financial results of DEALER will be reported to DISTRIBUTOR separately from those of any other entity, business or activity, including but not limited to any of the UNITED Parties and any other dealerships directly or indirectly owned or controlled by any of the UNITED Parties.

          3. DEALER will maintain complete and separate departments for new and used vehicle sales, service, parts sales, leasing and finance and insurance, and will provide separate identifiable areas for each department. DEALER will maintain a separate and permanent personnel staff and separate retail operations from other dealerships directly or indirectly owned by any of the UNITED Parties. DEALER shall not combine its used car operation with that of any other entity, including any other dealerships directly or indirectly owned by any of the UNITED Parties.

          4. DEALER will not transfer assets or liabilities on an intercompany receivable or payable basis; or place vehicles on consignment to any other dealership, except on payment terms requiring payment in full within three (3) business days and in an outstanding amount not to exceed $150,000 at any one time. Any loan from DEALER to any person or entity controlled by any UNITED Party will be treated as a distribution by DEALER to the Partners for purposes of determining compliance with Section D.l.

          5. If DEALER transfers assets to any commonly controlled person or entity for less than fair market value consideration, the excess of the fair market value of such assets over the consideration paid, if any, will be treated as a distribution by DEALER to the Partners for purposes of determining compliance with Section D.1.

          6. DEALER will submit to DISTRIBUTOR a consolidated, audited financial statement of all dealerships controlled by the UNITED Parties on an annual basis, on or before June 30 of each year for the previous year ended December 31.

          E.   PROVISIONS RELATING TO OWNERSHIP

          1. CHANGES IN INDIRECT OWNERSHIP. In addition to the right of DISTRIBUTOR to approve changes in ownership of DEALER as set forth in the Dealer Agreement, DISTRIBUTOR will also have the right, in compliance with applicable laws, to approve transfers in ownership of DP, HTI and UNITED, and will have the right to approve any transfer in ownership of TIHI which results in Cogan no longer being the Majority shareholder of TIHI.

          2. NO PUBLIC OFFERING. (a) The UNITED Parties acknowledge that the Dealer Agreement is a personal service contract, and that the personal service nature of the Dealer Agreement was a material inducement to DISTRIBUTOR in entering into the Dealer Agreement. In light of the foregoing, none of DEALER, any Partner, or any person or entity directly or indirectly owning an interest in, or, directly or indirectly, controlling, controlled by or under common control with (within the meaning of Rule 405 under the Rules and Regulations of the Securities Act of 1933, as amended), DEALER or any partner of DEALER (as applicable, the "Issuer") will offer, issue or sell securities that are required to be registered pursuant to the Securities Act of 1933, as amended, ("Public Securities") or permit any of their securities to become Public Securities, or merge or consolidate with any entity the securities of which are Public Securities without the prior written consent of DISTRIBUTOR, such consent to be granted or denied in DISTRIBUTOR's sole discretion.

          b)   Nothing contained in this Section E.2 will be deemed to prohibit
(i) one or more entities which have issued Public Securities from owning equity securities of TIHI, provided that Cogan agrees that, subject to compliance with applicable laws, (A) neither he nor any related person or entity will transfer any equity security in TIHI to an entity which has issued public securities and
(B) any transfer of equity securities in TIHI by Cogan will contain a specific restriction prohibiting the transferee (or any subsequent transferee) from reselling such equity securities to an entity which has issued Public Securities, or (ii) TIHI from holding an interest in one or more entities which have issued Public Securities, provided that such entities do not own an interest in any of the UNITED Parties.

          c) Notwithstanding this Section E.2, in the event that at any time after the date hereof, DISTRIBUTOR issues a Dealer Agreement to an entity which owns and operates a Toyota dealership in the United States which specifically permits the issuance of Public Securities or contains specific restrictions on the issuance of Public Securities which are different from this Section E.2 in any material respect, DISTRIBUTOR, upon request by DEALER, agrees to offer DEALER the option of amending this Section E.2 to contain provisions relating to issuance of Public Securities which are substantially the same as those which are contained in the Dealer Agreement of such other dealership.

          d)   (i)    Any person or entity who owns or will own ten percent
(10%) of the outstanding stock or of the voting rights of DEALER, UNITED, DP or HTI, shall file an ownership application with DISTRIBUTOR, which application shall be subject to approval of DISTRIBUTOR.

               (ii) Any corporation or other entity holding or obtaining ten percent (10%) or more of the ownership or voting rights of any class of stock in UNITED shall provide its most recent annual statement, financial statement or equivalent to DISTRIBUTOR; in the event the corporation is submitting an ownership application to DISTRIBUTOR, such statement shall be submitted with the application.

               (iii) UNITED shall provide a list of all current members of its Board of Directors, and resumes for each Director, to DISTRIBUTOR, and provide such information for each new member.

               (iv) There shall be no change in the management function of Samuel X. and Joseph C. DiFeo without the prior written approval of DISTRIBUTOR.

               (v) In approving the current ownership structure, DISTRIBUTOR is specifically not approving any future ownership change which could result from a public offering of the stock of UNITED or any other entity. The UNITED Parties hereby acknowledge that certain provisions of the documentation provided to DISTRIBUTOR in connection with the sale of preferred stock of UNITED, including the Registration Rights Agreement, are potentially in conflict with Section E.2 of these Additional Provisions to Dealer Agreement, and agree that any violation of such Section E.2 will constitute a material breach of this Dealer Agreement.

          3. SUCCESSORS AND ASSIGNS. In the event that any interest in any of the UNITED Parties is transferred in accordance with the provisions of the Dealer Agreement and these Additional Provisions, as a condition to such transfer the transferee must agree in writing to be bound by all of the terms and provisions of the Dealer Agreement and these Additional Provisions, such agreement to be in form and substance reasonably acceptable to DISTRIBUTOR.

          4. COMPETITORS. In no event may any interest in any of the UNITED Parties be transferred to an entity which is directly or indirectly engaged in the business of manufacturing and/or distributing automobiles, or an affiliate thereof.

          F.   CUSTOMER SATISFACTION

          DEALER agrees to achieve, within twelve (12) months of the effective date of this Agreement and to thereafter maintain throughout the duration of this Agreement, a satisfactory customer satisfaction performance, as measured by all applicable standards established by Toyota Motor Sales, U.S.A., Inc., and which are modified from time to time.

          IN WITNESS WHEREOF, the Parties have executed these Additional Provisions as of the date first above written.


TOYOTA MOTOR SALES, U.S.A., INC.        HUDSON MOTORS PARTNERSHIP

                                        By: /s/ Ezra P. Mager
                                            -------------------------------
                                             General Partner
By: /s/ Shinji Sakai
    --------------------------
Title:
       -----------------------          By: /s/ Samuel X. DiFeo
                                            -------------------------------
                                        Title:
                                               ----------------------------


DIFEO PARTNERSHIP HCT, INC.             HUDSON TOYOTA, INC.


By: /s/ Ezra P. Mager
------------------------------
Title:
       -----------------------          By: /s/ Samuel X. DiFeo
                                            -------------------------------
                                        Title:
                                               ----------------------------


UNITED AUTO GROUP, INC.                 "21" INTERNATIONAL HOLDINGS,
                                        INC.


By: /s/ Ezra P. Mager                   By: /s/ Marshall S. Cogan
    --------------------------              -------------------------------
Title:                                  Title:
       -----------------------                -----------------------

    /s/ Marshall S. Cogan                  /s/ Samuel X. DiFeo
------------------------------          -----------------------------------
     MARSHALL S. COGAN                      SAMUEL X. DIFEO

    /s/ Joseph C. DiFeo
------------------------------
     JOSEPH C. DIFEO

 XI.      EXECUTION OF AGREEMENT

          Notwithstanding any other provision herein, the parties to this Agreement, DISTRIBUTOR and DEALER, agree that this Agreement shall be valid and binding only if it is signed:

          A.   On behalf of DEALER by a duly authorized person;

          B. On behalf of DISTRIBUTOR by the President and/or an authorized General Manager, if any, of DISTRIBUTOR; and

          C. On behalf of IMPORTER, solely in connection with its limited undertaking herein, by President of IMPORTER.

 XII.     CERTIFICATION

          By their signatures hereto, the parties agree that they have read and understand this Agreement, including the Standard Provisions incorporated herein, are committed to its purposes and objectives and agree to abide by all of its terms and conditions.


      Hudson Motors Partnership t/a HUDSON TOYOTA           DEALER
------------------------------------------------------------
                         (Dealer Entity Name)

Date:     By:   /s/ Sam C. DiFeo     President - Hudson Toyota, Inc.
     -----   ----------------------- -------------------------------
             Sam C. DiFeo Signature                    Title

                                     Chief Executive Officer
Date:     By:   /s/ Ezra Mager       DiFeo Partnership HCT, Inc.
     -----   ----------------------- -------------------------------
             Ezra Mager   Signature                    Title

Date:     By:
     -----   ----------------------- -------------------------------
                           Signature                   Title

 Toyota Motor Distributors, Inc.                       DISTRIBUTOR
-------------------------------------------------------
                        (Distributor Name)

Date:3/2/95 By:  /s/ Marshall Johnson           General Manager
     ------    ------------------------  ---------------------------
              Marshall Johnson Signature               Title

Date:     By:
     -----   ----------------------- -------------------------------
                           Signature                   Title

          Undertaking by IMPORTER: In the event of termination of this Agreement by virtue of termination or expiration of DISTRIBUTOR's contract with IMPORTER, IMPORTER, through its designee, will offer DEALER a new agreement of no less than one year's duration and containing the terms of the Toyota Dealer Agreement then prescribed by IMPORTER.

                        TOYOTA MOTOR SALES, U.S.A., INC.

Date: May 05, 1995 By:   /s/ Shinji Sakai           President
     -------------    ------------------------ ------------------
                        Shinji Sakai  Signature        Title